UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 17, 2003


                               FRESH CHOICE, INC.
             (Exact name of registrant as specified in its charter)

                             ---------------------

           Delaware                         0-20792               77-0130849
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(State or other jurisdiction of    (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)

                               485 Cochrane Circle
                          Morgan Hill, California 95037
               (Address of principal executive offices) (Zip Code)

                             ---------------------

       Registrant's telephone number, including area code: (408) 776-0799


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

Exhibit No.       Description
-----------       -----------
     99.1         Press release dated April 17, 2003 announcing results for the
                  First Quarter ended March 23, 2003.


Item 9. Regulation FD Disclosure


     This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No.33-8216.

     On April 17, 2003, Fresh Choice, Inc. issued a press release announcing first quarter earnings results. A copy of the press release is attached as
Exhibit 99.1.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         FRESH CHOICE, INC.


Date:  April 17, 2003    By: /s/ David E. Pertl
                            -------------------
                                 David E. Pertl
                                 Senior Vice President and Chief Financial
                                 Officer (Principal Financial and Accounting
                                 Officer)



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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.      Description
----------       -----------

     99.1 Press release dated April 17, 2003 announcing results for the First Quarter ended March 23, 2003.